Exhibit 10.1
THIRD AMENDMENT
TO
CREDIT AGREEMENT
Viacom Inc.
THIRD AMENDMENT dated as of November 18, 2014 (this “Amendment”) to the Credit Agreement, entered into as of October 8, 2010, as amended on December 2, 2011, as amended on November 9, 2012 (and as further amended from time to time, the “Credit Agreement”), by and among VIACOM INC., a Delaware corporation, (“Viacom”); each Subsidiary Borrower (as therein defined); the lenders party thereto (the “Lenders”); JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”); CITIBANK, N.A., a national banking association, and BANK OF AMERICA N.A., a national banking association, as syndication agents for the Lenders (in such capacity, the “Syndication Agents”); DEUTSCHE BANK SECURITIES INC., MORGAN STANLEY MUFG LOAN PARTNERS, LLC, THE ROYAL BANK OF SCOTLAND PLC and WELLS FARGO BANK, N.A., as documentation agents for the Lenders (in such capacity, the “Documentation Agents”); and J.P. MORGAN SECURITIES LLC, CITIGROUP GLOBAL MARKETS INC., and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as joint lead arrangers and joint bookrunners. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Borrowers and the Lenders desire to make certain modifications to the Credit Agreement as provided herein;
NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto hereby agree as follows:
SECTION 1.Amendments to Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“Anti-Corruption Laws” shall mean the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act of 2010 and all other similar laws, rules, and regulations of any jurisdiction applicable to Viacom or any of its Subsidiaries concerning or relating to bribery or corruption.
“Sanctions” shall mean economic sanctions imposed, administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or similar economic sanctions imposed, administered or enforced by (i) the U.S. Department of State pursuant to the International Emergency Economic Powers Act, Trading with the Enemy Act, United Nations Participation Act, Foreign Narcotics Kingpin Designation Act, Comprehensive

Iran Sanctions, Accountability, and Divestment Act, Iran Threat Reduction and Syria Human Rights Act and related executive orders and regulations, (ii) the United Nations Security Council, (iii) the European Union or (iv) Her Majesty’s Treasury of the United Kingdom.
“Sanctioned Person” shall mean any Person currently named on (a) OFAC’s List of Specially Designated Nationals and Blocked Persons or any entity that is 50% or more owned by such Person, (b) the Sanctioned Entities List maintained by the U.S. Department of State, or (c) any similar list maintained by any applicable European Union, United Nations or United Kingdom sanctions authority.
(b)    The definition of “ABR Swingline Exposures” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“ABR Swingline Exposures” shall mean at any time the aggregate principal amount at such time of the outstanding ABR Swingline Loans. The ABR Swingline Exposure of any Lender at any time shall mean the sum of (a) its Revolving Credit Percentage of the aggregate ABR Swingline Loans outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, ABR Swingline Loans made by it and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such ABR Swingline Loans), adjusted to give effect to any reallocation under Section 2.24 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all ABR Swingline Loans made by such Lender and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such ABR Swingline Loans.
(c)    The definition of “Administrative Agent Fee Letter” in Section 1.1 of the Credit Agreement is amended by changing the date referred to therein to “October 17, 2014”.
(d)    The definition of “Closing Date” in Section 1.1 of the Credit Agreement is amended by changing the date referred to therein to “November 18, 2014”.
(e)    The definition of “Eurocurrency Rate” in Section 1.1 of the Credit Agreement is amended by inserting the following sentence at the end thereof:
It is understood and agreed that the Administrative Agent will not disclose to any party hereto (a) the rates quoted by the individual Reference Banks or (b) if one or more of the Reference Banks shall not have quoted a rate, the fact that the Eurocurrency Rate is being determined on the basis of the rate quoted by fewer than all the Reference Banks.
(f)    The definition of “Facility Exposure” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Facility Exposure” shall mean, with respect to any Lender, the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender’s LC Exposure at such time, (c) such Lender’s

Revolving Credit Percentage of the aggregate ABR Swingline Loans outstanding at such time, (d) the aggregate outstanding principal amount of any Competitive Loans made by such Lender and (e) in the case of a Swingline Lender, the aggregate outstanding principal amount of any Quoted Swingline Loans made by such Swingline Lender.
(g)    The definition of “Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Revolving Credit Maturity Date” shall mean November 18, 2019.
(h)    Clause (a) of the definition of “Subsidiary Borrower” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
(a) which is designated as a Subsidiary Borrower by Viacom in accordance with Section 2.25,
(i)    The definition of “Swingline Commitment” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Swingline Commitment” shall mean, (i) with respect to any Swingline Lender, the Commitment of such Lender to make ABR Swingline Loans pursuant to Section 2.6, as designated in accordance with Section 2.6(g) and as set forth on Schedule 1.1 or in the agreement pursuant to which such Lender is designated as, and agrees to become, a Swingline Lender, and (ii) in the aggregate, $300,000,000.
(j)    The definition of “Swingline Lender” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Swingline Lender” shall mean (i) JPMorgan Chase and (ii) any other Lender designated from time to time by Viacom, and approved by such Lender, as a “Swingline Lender” pursuant to Section 2.6(g).
(k)    Article I of the Credit Agreement is hereby amended by adding the following new Section 1.3:
Section 1.3. Currency Equivalents. For purposes of determining the Facility Exposures and the Outstanding Revolving Extensions of Credit, amounts of Loans and Letters of Credit denominated in currencies other than Dollars will be converted to Dollar amounts as provided in Section 2.22.
(l)    Section 2.6 (a) of the Credit Agreement is hereby amended by inserting in the first sentence thereof the letter “(A)” immediately after the words “giving effect to each Swingline Loan,”, and inserting the following at the end of the first sentence thereof:
and (B) the Outstanding Revolving Extensions of Credit of any Lender shall not exceed such Lender’s Commitment unless, in the case of a Swingline Lender, such Swingline Lender shall otherwise consent.

(m)    Section 2.7 (a) of the Credit Agreement is hereby amended by inserting in the first sentence thereof the number “(1)” immediately after the words “after giving effect to each issuance of a Letter of Credit,” and inserting the following at the end of the first sentence thereof:
and (2) the Outstanding Revolving Extensions of Credit of any Lender shall not exceed such Lender’s Commitment unless, in the case of a Swingline Lender, such Swingline Lender shall otherwise consent.
(n)    Clause (x) of Section 2.13(a) of the Credit Agreement is hereby amended to read as follows:
(x) the Outstanding Revolving Extensions of Credit of any Lender would exceed such Lender’s Commitment then in effect unless, in the case of a Swingline Lender, such Swingline Lender shall otherwise consent or
(o)    Clause (i) of Section 2.20(f) of the Credit Agreement is hereby amended by inserting “,W-8BEN-E” after “W-8BEN” the first place it appears and by inserting “or Form W-8BEN-E” after “W-8BEN” in each other place it appears.
(p)    The first sentence of Section 2.21(b) of the Credit Agreement is hereby amended by replacing the word “or” after clause (iii) thereof with a comma, deleting the comma following the term “Defaulting Lender” at the end of clause (iv) thereof and inserting at the end of such clause (iv) the following:
or (v) any Lender delivers a Notice of Objection pursuant to Section 2.25
(q)    Clause (iii) of Section 2.24 of the Credit Agreement is hereby amended to read as follows:
(iii) All or any part of such Defaulting Lender’s ABR Swingline Exposure at such time (other than the portion thereof attributable to ABR Swingline Loans made by such Defaulting Lender in its capacity as a Swingline Lender) and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their pro rata shares of the Total Commitment, but only to the extent such reallocation would not result in the Outstanding Revolving Extensions of Credit of any non-Defaulting Lender (including the portion of the ABR Swingline Exposure of such Defaulting Lender to be reallocated to such non-Defaulting Lender) exceeding such non-Defaulting Lender’s Commitment (unless, in the case of a non-Defaulting Lender that is a Swingline Lender, such non-Defaulting Lender shall otherwise consent).
(r)    Clause (v) of Section 2.24 of the Credit Agreement is hereby amended by deleting the words “total of all” therein.
(s)    Article II of the Credit Agreement is hereby amended by adding the following new Section 2.25:

Section 2.25. Designation of Subsidiary Borrowers. Viacom may at any time and from time to time designate any Subsidiary as a Subsidiary Borrower by delivery to the Administrative Agent of a Subsidiary Borrower Designation executed by such Subsidiary and Viacom. As soon as practicable upon receipt thereof, the Administrative Agent will post a copy of such Subsidiary Borrower Designation to the Lenders on IntraLinks or another website accessible to all Lenders. Each Subsidiary Borrower Designation shall become effective on the date ten Business Days after it has been posted by the Administrative Agent (subject to the receipt by any Lender of any information under the Patriot Act or other “know-your-customer” laws reasonably requested by it not later than the third Business Day after the posting date of such Subsidiary Borrower Designation), unless prior thereto, in the case of a Subsidiary that is organized in a non-U.S. jurisdiction, the Administrative Agent shall have received written notice from any Lender that it is unlawful under Federal or applicable state or foreign law for such Lender to make Loans or otherwise extend credit to or do business with such Subsidiary, directly or through a Lender Affiliate, as provided herein (a “Notice of Objection”), in which case such Subsidiary Borrower Designation shall not become effective until such time as such Lender withdraws such Notice of Objection or ceases to be a Lender hereunder. Upon the effectiveness of a Subsidiary Borrower Designation as provided in the preceding sentence, the applicable Subsidiary shall for all purposes of this Agreement be a Subsidiary Borrower and a party to this Agreement.
(t)    Article III of the Credit Agreement is hereby amended (a) by replacing each reference therein to “September 30, 2011” or “June 30, 2012” with a reference to “September 30, 2014”, (b) by deleting the second sentence of Section 3.2 and (c) by replacing the last sentence of Section 3.3 with the following:
The “Exchange Act Report” shall mean, collectively, the Annual Report of Viacom on Form 10-K for the year ended September 30, 2014, and Reports on Form 8-K of Viacom filed with or furnished to the SEC and available on the SEC’s website subsequent to September 30, 2014, and prior to the Closing Date, in each case, as amended or supplemented before the Closing Date.
(u)    Article III of the Credit Agreement is hereby amended by adding the following new Section 3.12
Section 3.12. Anti-Corruption Laws and Sanctions. Viacom has implemented and maintains in effect policies and procedures designed to ensure compliance by Viacom, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and to the knowledge of Viacom’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Controller, Treasurer and General Counsel, is in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of Viacom, any Subsidiary or, to the knowledge of Viacom’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Controller, Treasurer and General Counsel, any director, officer or employee of Viacom or any Subsidiary that will act in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing will be made or Letter of Credit issued (A) for the purpose of an offer, payment, promise to pay or authorization of the payment or giving of money, or anything else of value, to any Person in violation of applicable Anti-Corruption Laws, or (B) for the purpose of funding, financing or facilitating unauthorized transactions with any Sanctioned Person. No transactions undertaken by Viacom and its Subsidiaries hereunder will be undertaken in violation of Anti-Corruption Laws or applicable Sanctions.
(v)    Section 4.2 of the Credit Agreement is hereby amended to read as follows:
Section 4.2. Initial Loans to Subsidiary Borrowers. The obligations of the Lenders or Issuing Lenders, as the case may be, to make the initial extension of credit hereunder (whether in the form of a Loan or the issuance of a Letter of Credit) to a particular Subsidiary Borrower, if designated as such on or after the Effective Date, is subject to the satisfaction of the condition that Viacom shall have delivered to the Administrative Agent a Closing Certificate of such Subsidiary Borrower, with appropriate insertions and attachments, and one or more executed legal opinions with respect to such Subsidiary Borrower, in form and substance reasonably satisfactory to the Administrative Agent.
(w)    Clause (d) of Section 4.3 of the Credit Agreement is hereby amended by replacing clause (i)(A) therein with the following:
(A) the Outstanding Revolving Extensions of Credit of each Lender shall not exceed such Lender’s Commitment then in effect unless, in the case of a Swingline Lender, such Swingline Lender shall otherwise consent and
(x)    Section 9.5 of the Credit Agreement is amended by inserting “non-appealable” after “final” and before “decision” in each place they appear.
(y)    The second parenthetical in clause (ii) of Section 9.5(b) of the Credit Agreement is amended to read as follows:
(whether commenced by any Borrower or any Indemnified Person and whether or not such Indemnified Person is a party thereto)
(z)    Section 9.9 of the Credit Agreement is amended by inserting in the second sentence thereof immediately after the words “subject matter hereof” the following:
(but not any provisions of any commitment letter relating to the credit facilities established hereby that by the terms of such document survive the execution of this Agreement)
(aa)    Schedule 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 hereto.

Upon the effectiveness of this Amendment as provided in Section 4 below, (i) the Commitment of each Lender that is not listed on Schedule 1.1 hereto shall be terminated and each such Lender shall cease to have a Commitment under the Credit Agreement and (ii) each financial institution becoming party hereto as a Lender, to the extent not already a Lender under the Credit Agreement, shall become a party to the Credit Agreement as amended hereby and a Lender thereunder and shall be bound by the provisions of the Credit Agreement as amended hereby and have the rights and obligations of a Lender thereunder.
SECTION 2.    Representations and Warranties.
(a)    Viacom hereby represents and warrants to the Administrative Agent and the Lenders that (i) this Amendment has been duly executed and delivered by Viacom and constitutes a legal, valid and binding obligation of Viacom, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii) the representations and warranties of Viacom set forth in the Credit Agreement (as amended by this Amendment) or contained in any certificate furnished by or on behalf of Viacom pursuant to or in connection with the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (iii) on and as of the Amendment Effective Date (as defined below) no Default or Event of Default has occurred and is continuing.
(b)    Each Lender party hereto hereby represents and warrants to Viacom that it is duly authorized to enter into this Amendment and, to the extent not already a Lender under the Credit Agreement, the Credit Agreement.
SECTION 3.    Credit Agreement in Full Force and Effect as Amended. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed. All references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Credit Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Credit Agreement, as amended by this Amendment, as though the terms and obligations of the Credit Agreement were set forth herein. Nothing herein shall be deemed to entitle Viacom to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.
SECTION 4.    Effectiveness. The amendments provided for by this Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received:

(a)    duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Administrative Agent, Viacom, each of the Lenders party hereto and each other financial institution becoming a party hereto as a Lender;
(b)    a Closing Certificate of Viacom dated the Amendment Effective Date, substantially in the form of Exhibit E to the Credit Agreement with appropriate insertions and attachments; and
(c)     an opinion of the general counsel of Viacom, dated the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.
SECTION 5.    Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of an original executed counterpart of this Amendment.
SECTION 6.    Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
SECTION 7.    APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or representatives as of the date first written above.

VIACOM INC.

By:	/s/ George S. Nelson
	Name:	George S. Nelson
	Title:	Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders and as a Lender

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

CITIBANK, N.A., as Syndication Agent and as a Lender

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Jay D. Marquis
	Name:	Jay D. Marquis
	Title:	Director

[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]

DEUTSCHE BANK SECURITIES INC., as Documentation Agent

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as Documentation Agent and as a Lender

By:	/s/ Alex Daw
	Name:	Alex Daw
	Title:	Director

WELLS FARGO BANK, N.A., as Documentation Agent and as a Lender

By:	/s/ Eric Frandson
	Name:	Eric Frandson
	Title:	Managing Director

[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]

Name of Lender:	BNP Paribus

by
/s/ Barbara Nash
		Name:	Barbara Nash
		Title:	Managing Director

by1
/s/ Jenny Shum
		Name:	Jenny Shum
		Title:	Vice President

1 For any Lender requiring a second signature line

Name of Lender:	MIZUHO BANK, LTD.

by
/s/ Bertram H. Tang
		Name:	Bertram H. Tang
		Title:	Authorized Signatory

by1

Name:
Title:

_________________________
1 For any Lender requiring a second signature line

SIGNATURE PAGE TO THE
THIRD AMENDMENT
TO THE VIACOM INC.
CREDIT AGREEMENT

Name of Lender:	ROYAL BANK OF CANADA

by
/s/ Alfonse Simone
		Name:	Alfonse Simone
		Title:	Authorized Signatory

by1

Name:
Title:

_________________________
1 For any Lender requiring a second signature line

[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE
THIRD AMENDMENT
TO THE VIACOM INC.
CREDIT AGREEMENT

Name of Lender:	Sumitomo Mitsui Banking Corporation

by
/s/ Shuji Yabe
		Name:	Shuji Yabe
		Title:	Managing Director

_________________________
1 For any Lender requiring a second signature line
[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]

Name of Lender:	Lloyds Bank plc

by
/s/ Stephen Giacolone
		Name:	Stephen Giacolone
		Title:	Assistant Vice President – G011

by
/s/ Daven Popat
		Name:	Daven Popat
		Title:	Senior Vice President – P003

Name of Lender:	U.S. Bank National Association

by
/s/ Colleen Mcevoy
		Name:	Colleen Mcevoy
		Title:	Senior Vice President

by1

Name:
Title:

_________________________
1 For any Lender requiring a second signature line

SIGNATURE PAGE TO THE
THIRD AMENDMENT
TO THE VIACOM INC.
CREDIT AGREEMENT

Name of Lender:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by
/s/ Ola Anderssen
		Name:	Ola Anderssen
		Title:	Director

by1

Name:
Title:

_________________________
1 For any Lender requiring a second signature line
[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE
THIRD AMENDMENT
TO THE VIACOM INC.
CREDIT AGREEMENT

Name of Lender:	MORGAN STANLEY BANK, N.A.

by
/s/ Sherrese Clarke
		Name:	SHERRESE CLARKE
		Title:	AUTHORIZED SIGNATORY

_________________________

[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE
THIRD AMENDMENT
TO THE VIACOM INC.
CREDIT AGREEMENT

Name of Lender:	THE BANK OF NEW YORK MELLON

by
/s/ Hussam Alsahlani
		Name:	Hussam Alsahlani
		Title:	Vice President

by1

Name:
Title:

_________________________
1 For any Lender requiring a second signature line
[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE
THIRD AMENDMENT
TO THE VIACOM INC.
CREDIT AGREEMENT

Name of Lender:	Intesa Sanpaolo S.p.A., New York Branch

by
/s/ Katherine Hand
		Name:	Katherine Hand
		Title:	Relationship Manager

by1
/s/ Gianluca Fiore
		Name:	Gianluca Fiore
		Title:	Global Relationship Manager

_________________________
1 For any Lender requiring a second signature line

Name of Lender:	The Northern Trust Company

by
/s/ Daniel J. Boote
		Name:	Daniel J. Boote
		Title:	Senior Vice President

SIGNATURE PAGE TO THE
THIRD AMENDMENT
TO THE VIACOM INC.
CREDIT AGREEMENT

Name of Lender:	Santander Bank, N.A.

by
/s/ William Maag
		Name:	William Maag
		Title:	Managing Director

by1

Name:
Title:

_________________________
1 For any Lender requiring a second signature line
[Signature Page to the Third Amendment to the Viacom Inc. Credit Agreement]